SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                               WATERS CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                     [Logo]


                                                                  April 2, 2003

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Waters Corporation ("Waters" or the "Company") on May 6, 2003 at 11:00 a.m., local time. The meeting will be held at Waters Corporation, 34 Maple Street, Milford, Massachusetts 01757.

     The notice of annual meeting, proxy statement and proxy card from Waters are enclosed. You may also read the notice of annual meeting and the proxy statement on the Internet at http://www.waters.com/stockholder.

     We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of Waters stockholder communications. For more information, see "Electronic Delivery of Waters Stockholder Communications" under the table of contents.

     The matters scheduled to be considered at the meeting are (i) the election of directors of the Company and (ii) the approval of the 2003 Equity Incentive Plan. These matters are more fully explained in the attached Proxy Statement which you are encouraged to read.

     The Board of Directors values and encourages stockholder participation. It is important that your shares be represented, whether or not you plan to attend the meeting. Please take a moment to sign, date and return your Proxy in the envelope provided even if you plan to attend the meeting.

     We hope you will be able to attend the meeting.


                                        Sincerely,

                                        /s/ Douglas A. Berthiaume
                                        -------------------------

                                        Douglas A. Berthiaume
                                        Chairman, President and
                                        Chief Executive Officer

                                     [Logo]

                              WATERS CORPORATION

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders of Waters Corporation ("Waters" or the "Company") will be held at Waters Corporation, 34 Maple Street, Milford, Massachusetts 01757 on May 6, 2003 at 11:00 a.m., local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2.   To approve the 2003 Equity Incentive Plan.

     3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     In accordance with the provisions of the Company's bylaws, the Board of Directors has fixed the close of business on March 18, 2003 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.


                                        By order of the Board of Directors

                                        /s/ Douglas A. Berthiaume
                                        -------------------------

                                        Douglas A. Berthiaume
                                        Chairman, President and
                                        Chief Executive Officer

Milford, Massachusetts
April 2, 2003

                                TABLE OF CONTENTS

                                                                      Page
Electronic Delivery of Waters' Stockholder Communication .........      2

Proxy Statement ..................................................      3

Proposal 1 -- Election of Directors ..............................      4

Proposal 2 -- Approval of the 2003 Equity Incentive Plan .........      5

Directors Meetings and Compensation ..............................     10

Report of the Audit Committee of the Board Of Directors ..........     10

Management Compensation ..........................................     12

Compensation Committee Report ....................................     14

Stock Price Performance Graph ....................................     16

Security Ownership of Certain Beneficial Owners ..................     17

Certain Relationships and Related Transactions ...................     18

Section 16(A) Beneficial Ownership Reporting Compliance ..........     19

Audit Committee Charter ..........................................    A-1

ELECTRONIC DELIVERY OF WATERS STOCKHOLDER COMMUNICATIONS

     We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of Waters stockholder communications. With electronic delivery, you will receive documents such as the annual report and the proxy statement as soon as they are available, and you can easily submit your stockholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery:

     1. If you are a registered holder (you hold your Waters shares in your own name through Waters' transfer agent, Equiserve, or you have stock certificates), visit www.eproxyvote.com to enroll and vote your shares online.

     2. If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), visit www.icsdelivery.com to enroll for future electronic delivery of shareholder information. Please have your 12-digit control number, which you will find on your Voting Instruction Form, and follow the instructions provided to enroll.

     Your electronic delivery enrollment will be effective until cancelled. If you have questions about electronic delivery, please email Waters Corporation at waters_proxy@waters.com.

VOTING

     To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Most stockholders have three options for submitting their vote: (1) via the Internet,
(2) by phone or (3) by mail, using the paper proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it saves your company significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. See your proxy card, or the e-mail you received for electronic delivery of the proxy statement, for further instruction on voting.

                               WATERS CORPORATION
                                 34 Maple Street
                          Milford, Massachusetts 01757

                              ---------------------

                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                             May 6, 2003, 11:00 a.m.

                              ---------------------

     The Proxy is solicited by the Board of Directors of Waters Corporation ("Waters" or the "Company") for use at the 2003 Annual Meeting of Stockholders to be held on May 6, 2003 at 11:00 a.m. at the Company's headquarters located at 34 Maple Street, Milford, Massachusetts, 01757. Solicitation of the Proxy may be made through officers and regular employees of the Company by telephone or by oral communications with some stockholders following the original solicitation period. No additional compensation will be paid to such officers and regular employees for Proxy solicitation. The Altman Group Inc. has been hired by the Company to do a broker solicitation for a fee of $4,500 plus reasonable out-of-pocket expenses. Expenses incurred in the solicitation of Proxies will be borne by the Company.

                                 VOTING MATTERS

     The representation in person or by proxy of a majority of the outstanding shares of common stock of the Company, par value $.01 per share (the "Common Stock"), entitled to a vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Shares can only be voted if the stockholder is present in person or is represented by a properly signed proxy (a "Proxy"). Each stockholder's vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed Proxy card, which requires no postage if mailed in the United States. All signed and returned Proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

     Shares represented by Proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the Proxy card. If your Proxy card is signed and returned without specifying choices, your shares will be voted in favor of the proposals made by the Board of Directors, and as the individuals named as Proxy holders on the Proxy deem advisable on all other matters as may properly come before the meeting.

     Any stockholder giving the enclosed Proxy has the power to revoke such Proxy prior to its exercise either by voting by ballot at the meeting, by executing a later--dated Proxy or by delivering a signed written notice of the revocation to the office of the Secretary of the Company before the meeting begins. The Proxy will be voted at the meeting if the signer of the Proxy was a stockholder of record on March 18, 2003 (the "Record Date").

     Representatives of the Company's independent accountants (or independent auditors), PricewaterhouseCoopers LLP, are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

     On the Record Date, there were 124,032,979 shares of Common Stock outstanding and entitled to vote at the meeting. Each outstanding share of Common Stock is entitled to one vote. This Proxy Statement is first being sent to the stockholders on or about April 2, 2003. A list of the stockholders entitled to vote at the meeting will be available for inspection at the meeting for purposes relating to the meeting.

                            MATTERS TO BE ACTED UPON

1. ELECTION OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR each nominee for director set forth below. Eight directors are to be elected at the meeting, each to hold office until his successor is elected and qualified or until his earlier resignation, death or removal. Each nominee listed below is currently a director of the Company. It is intended that the Proxies in the form enclosed with this Proxy Statement will be voted for the nominees set forth below unless stockholders specify to the contrary in their Proxies or specifically abstain from voting on this matter.

     The following information pertains to the nominees, their principal occupations for the preceding five-year period, certain directorships and their ages as of April 2, 2003:

     Douglas A. Berthiaume, 54, has served as Chairman of the Board of Directors of the Company since February 1996 and has served as President, Chief Executive Officer and a Director of the Company since August 1994 (except from January 2002 to March 2003, during which he did not serve as President). From 1990 to 1994, Mr. Berthiaume served as President of the Waters Chromatography Division of Millipore Corporation, the predecessor business of the Company, which was purchased in 1994. Mr. Berthiaume is a Director of the Children's Hospital Trust, the Analytical & Life Science Systems Association and Genzyme Corporation.

     Joshua Bekenstein, 44, has served as a Director of the Company since August 1994. He has been a Managing Director of Bain Capital, Inc. since January 1993 and a General Partner of Bain Venture Capital since its inception in 1987. Mr. Bekenstein is a Director of Sealy Corporation, Shoppers Drug Mart, Mattress Discounters Corporation, KB Toys and Bright Horizons Family Solutions, Inc.

     Michael J. Berendt, Ph.D., 54, has served as a Director of the Company since March 1998. Since November 2000, Dr. Berendt has served as Managing Director, Life Sciences Group, of AEA Investors Inc. ("AEA"). Prior to joining AEA, Dr. Berendt was Senior Vice President of Research for the Pharmaceutical Division of Bayer Corporation from November 1996 to November 2000. From January 1996 to November 1996, Dr. Berendt served as Vice President, Institute for Bone & Joint Disorders and Cancer, Bayer Corporation, Pharmaceutical Division. From October 1993 to January 1996, Dr. Berendt served as Director, Institute for Bone & Joint Disorders and Cancer, Bayer Corporation, Pharmaceutical Division. Prior to joining Bayer, Dr. Berendt served as Group Director of Drug Discovery at Pfizer, Inc., and was responsible for immunology pulmonary, inflammation and antibiotic research. Dr. Berendt has served as a member of the Board of Directors of Onyx Pharmaceuticals, Inc. and Myriad Genetics, Inc.

     Philip Caldwell, 83, has served as a Director of the Company since August 1994. Mr. Caldwell spent 32 years at Ford Motor Company where he served as Chairman of the Board of Directors and Chief Executive Officer from 1980 to 1985 and as a Director from 1973 to 1990. He served as a Director and Senior Managing Director of Lehman Brothers Inc. and its predecessor, Shearson Lehman Brothers Holdings, Inc. from 1985 to February 1998. Mr. Caldwell is also a Director of Mettler--Toledo International Inc., the Mexico Fund and Russell Reynolds Associates, Inc. Mr. Caldwell has also served as a Director of the Chase Manhattan Bank, N.A., the Chase Manhattan Corporation, Digital Equipment Corporation, Federated Department Stores, Inc., Kellogg Company, CasTech Aluminum Group, Inc., Specialty Coatings International, Inc., American Guarantee & Liability Insurance Company, Zurich Holding Company of America, Inc. and Zurich Reinsurance Centre Holdings, Inc.

     Edward Conard, 46, has served as a Director of the Company since August 1994. Mr. Conard has been a Managing Director of Bain Capital, Inc. since March 1993. Mr. Conard was previously a Director of Wasserstein Perella and Company, an investment banking firm that specializes in mergers and acquisitions, and a Vice President of Bain & Company heading up the firm's operations practice area. Mr. Conard is a

Director of Dynamic Details, Inc., ChipPAC, Inc., Medical Specialties Group, Inc., Alliance Laundry, Inc., US Synthetic, Inc., Unisource and Broder Brothers.

     Laurie H. Glimcher, M.D., 51, has served as a Director of the Company since January 1998. Dr. Glimcher has been a Professor of Immunology and Medicine at the Harvard School of Public Health and Harvard Medical School since 1990. Dr. Glimcher is a Director of Bristol--Myers Squibb Company.

     William J. Miller, 57, has served as a Director of the Company since January 1998. Mr. Miller is an independent investor and consultant. From April 1996 to November 1999, Mr. Miller served as Chief Executive Officer and Chairman of the Board of Avid Corporation and from September 1996 to January 1999, he served as President. From March 1992 to September 1995, Mr. Miller served as Chief Executive Officer of Quantum Corporation. From May 1992, Mr. Miller served as a member of the Board of Directors of Quantum Corporation and from September 1993 to August 1995, he served as Chairman of the Board of Directors. From 1981 to March 1992, he served in various positions at Control Data Corporation, most recently as Executive Vice President and President, Information Services. Mr. Miller is a Director of NVidia Corporation.

     Thomas P. Salice, 43, has served as a Director of the Company since July 1994. Mr. Salice is Vice Chairman and a Director of AEA Investors Inc. ("AEA") and has served with AEA since June 1989. Mr. Salice is director of Marbo Inc. and Mettler--Toledo International, Inc. and Sovereign Specialty Chemicals Inc.

Required Vote; Recommendation of the Board of Directors

     With respect to the election of directors of the Company, the affirmative vote of a plurality of shares present in person or represented by Proxy, and entitled to vote on the matter, is necessary for the election of each of the nominees for director listed above (i.e. the nominees receiving the greatest number of votes cast will be elected). Withholding authority to vote for the election of a nominee will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote, will not be treated as votes cast for such nominee. A broker "non-vote" occurs when a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers holding shares for a beneficial owner does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" will not be treated as shares present and entitled to vote on the election of directors of the Company and will have no effect on the outcome of the vote. Broker "non-votes" will be counted as present for the purpose of determining whether a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR SET FORTH ABOVE.

2. APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

     The Board of Directors adopted the Waters Corporation 2003 Equity Incentive Plan (the "Plan") on March 5, 2003. The Plan is intended to replace the Waters Corporation 1996 Long-Term Performance Incentive Plan, the Waters Corporation 1996 Non-Employee Director Stock Option Plan and the Waters Corporation 1994 Stock Option Plan (collectively, the "Prior Plans"), each of which was previously approved by the Company's shareholders and under which 5,697,290 shares remain available. Upon approval of the Plan by stockholders, no further awards will be granted under the Prior Plans and the shares which remain available for the grant of awards under the Prior Plans, that is, 5,697,290 shares plus any shares subject to awards granted under the Prior Plans which become available by reason of the expiration or termination of those awards, will be available for the grant of awards pursuant to the Plan, but Awards for Incentive Stock Options may cover no more than 5,697,290 shares. In the event that the Plan is not approved by the stockholders of the Company, the Prior Plans will remain in effect in accordance with their respective terms. The essential features of the Plan are outlined below.

     Purpose. The Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its affiliates to provide additional incentive for them to promote the success of the Company's business.

     Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee may delegate to an executive officer or officers the authority to grant awards to employees who are not officers, and to consultants, in accordance with applicable Committee guidelines.

     Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any affiliate. No more than one million (1,000,000) shares of Common Stock may be issuable to any one person in any one calendar year pursuant to awards under the Plan.

     Shares Subject to the Plan. The shares issued or to be issued under the Plan are shares of the Company's common stock, $0.01 par value (the "Common Stock"), which may be authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. The Company has reserved for issuance under the Plan a maximum of 5,697,290 shares of Common Stock plus any shares subject to awards granted under the Prior Plans which become available by reason of the expiration or termination of those awards, but Awards for Incentive Stock Options may cover no more than 5,697,290 shares.

     Types of Awards. Awards under the Plan include Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights and Stock Grants.

     Nonstatutory Stock Options and Incentive Stock Options (which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) (together, "Stock Options") are rights to purchase Common Stock of the Company. Each Stock Option shall be evidenced by an instrument in such form as the Committee shall prescribe and shall specify (i) the exercise price, (ii) the number of shares of Common Stock subject to the Stock Option and
(iii) such other terms and conditions, including, but not limited to, the method of exercise and any restrictions upon the Stock Option or the Common Stock issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

     A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A Stock Option may be exercised by the participant giving written notice to the Company, accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check or, to the extent not prohibited by applicable law and subject to such conditions, if any, as the Committee may deem necessary or desirable, by delivery to the Company of shares of Common Stock, the participant's executed promissory note, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company. If the participant's employment or other association with the Company and its affiliates ends for any reason, the participant may exercise any outstanding Stock Option only for the number of shares and only during the period specified in the award agreement. Notwithstanding the foregoing, no Stock Option shall be exercisable after the tenth anniversary of the date it is granted.

     Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation, must have an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant. Stock Options must have a term of not more than ten years (five years in the case of an Incentive Stock Option granted to any 10% stockholder of the Company). In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

     Awards of Restricted Stock are grants or sales of Common Stock which are subject to a risk of forfeiture. Each award of Restricted Stock shall be evidenced by an instrument in such form as the Committee shall prescribe, which instrument will specify (i) the number of shares of Common Stock to be issued to a participant pursuant to the award and the extent, if any, to which they shall be issued in exchange for cash, other property or services or any combination thereof, and (ii) such other terms and conditions as the Committee, in its discretion, shall establish. Except with respect to performance-based awards of Restricted Stock or as the Committee may recommend and the Board may approve, no award of Restricted Stock may have a restriction period of less than 3 years. Unless the Committee shall provide otherwise for any Award of Restricted Stock, upon termination of a participant's employment or other association with the Company and its affiliates for any reason during the restriction period, all shares of Restricted Stock still subject to risk of forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the award agreement.

     Stock Appreciation Rights are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of shares of Common Stock specified in the Stock Appreciation Right. Each award of a Stock Appreciation Right shall be evidenced by an instrument in such form as the Committee shall prescribe, which instrument will specify (i) a "hurdle" price in an amount determined by the Committee, but not less than 100% of the fair market value of the Company's stock on the date of grant, (ii) the number of shares of Common Stock subject to such award, and (iii) such other terms and conditions as the Committee, in its discretion, shall establish. A Stock Appreciation Right may be exercised in accordance with such written instrument and at such time or times and in such installments as the Committee may establish. If the participant's employment or other association with the Company and its affiliates ends for any reason, the participant may exercise any outstanding Stock Appreciation Right only for the number of shares and only during the period specified in the award agreement. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable after the tenth anniversary of the date it is granted.

     A Stock Grant is a grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

     Transferability. Except as otherwise provided in the Plan, Stock Options and Stock Appreciation Rights shall not be transferable, and no Stock Option, Stock Appreciation Right or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a participant's rights in any Stock Option or Stock Appreciation Right may be exercised during the life of the participant only by the participant or the participant's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option provide that such Nonstatutory Option or Stock Appreciation Right may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Nonstatutory Option or Stock Appreciation Right shall be valid unless first approved by the Committee, acting in its sole discretion.

     Effect of Significant Corporate Event. In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the Plan and the Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or Stock Appreciation Rights (without change in the aggregate purchase or hurdle price as to which Stock Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of a change in control (which may include an acquisition), any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Option or Stock Appreciation Right not then exercisable in full shall fully vest. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or Stock Appreciation Right shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.

     Amendments to the Plan. The Board of Directors may amend or modify the Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification provided, however, that (i) no material amendment which is to the benefit of management or the Board shall be effective unless approved by stockholders of the Company, and (ii) no amendment shall be effective unless approved by the stockholders of the Company if the failure to obtain stockholder approval would adversely affect the Plan's compliance with applicable law. Further, no Award of Stock Options may be amended to effect the exchange or repricing of such Stock Options without the approval of the stockholders of the Company.

     Summary of Tax Consequences. The following is a brief and general discussion of the federal income tax rules applicable to awards granted under the Plan.

     Nonstatutory Stock Options. There are no Federal income tax consequences to the Company or the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, (i) the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any, and (ii) the Company will receive a corresponding deduction. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

     Incentive Stock Options. Except as noted at the end of this paragraph, there are no Federal income tax consequences to the Company or the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and the Company will be entitled to an equivalent deduction, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option.

     Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an "83(b) election." If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock.

     Stock Appreciation Rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to an award of Stock Appreciation Rights.

     Stock Grants. A participant will generally recognize ordinary income on receipt of a Stock Grant equal to the value of the Common Stock subject to such Stock Grant.

     With respect to awards of Restricted Stock, Stock Appreciation Rights and Stock Grants, whenever a participant is required to report compensation income, the Company will be entitled to deduct the same amount in computing its taxable income.

     Although the foregoing summarizes the essential features of the Plan, it is qualified in its entirety by reference to the full text of the Plan as approved and attached to the schedule 14A filed with the Securities and Exchange Commission.

     The benefits or amounts received by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.

                                                                                                Number of securities
                                                                                               remaining available for
                                                                                                future issuance under
                                          Number of securities to       Weighted-average         equity compensation
                                          be issued upon exercise       exercise price of         plans (excluding
                                          of outstanding options,     outstanding options,     securities reflected in
Plan category                               warrants and rights        warrants and rights           column(a))
-------------                            -------------------------   ----------------------   ------------------------
Equity compensation plans approved by
 security holders ....................           17,327,393                $ 19.6754                  5,697,290
Equity compensation plans not approved
 by security holders .................                   --                       --                         --
Total ................................           17,327,393                $ 19.6754                  5,697,290

Required Vote; Recommendation of the Board of Directors

     The proposal to approve the adoption of the Plan will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. Withholding authority to vote for the adoption of the Plan will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote, will not be treated as votes cast for the adoption of the Plan. Broker "non-votes" will not be treated as shares present and entitled to vote on the adoption of the Plan and will have no effect on the outcome of the vote. Broker "non-votes" will be counted as present for the purpose of determining whether a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

3. OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the Annual Meeting of Stockholders. If any other matters properly come before the meeting, however, it is intended that the persons named in the enclosed form of Proxy will vote said Proxy in accordance with their best judgment.

                       DIRECTORS MEETINGS AND COMPENSATION

Directors Meetings

     The Board of Directors held fifteen meetings during the year ended December 31, 2002. The Nominating and Corporate Governance Committee, which was formed as of July 10, 2001, currently consists of Mr. Philip Caldwell, Dr. Laurie H. Glimcher, Mr. Thomas Salice and Dr. Michael J. Berendt, and recommends candidates for membership on the Board of Directors (the "Board") and recruits such candidates for membership on the Board. The responsibilities of the Nominating and Corporate Governance Committee are to supervise the nominations and elections of members of the Board. The Nominating and Corporate Governance Committee may, as it deems appropriate, give consideration to any candidates suggested by the stockholders of the Company. The Nominating and Corporate Governance Committee also develops and recommends to the Board the Corporate Governance Guidelines for the Company. The Audit Committee, which currently consists of Messrs. Bekenstein, Caldwell and Salice, oversees the activities of the Company's independent auditors. The Audit Committee recommends the engagement of the independent auditors, and performs certain other functions pursuant to its charter, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee charter attached hereto as Exhibit A does not yet reflect all of the relevant rules under the Sarbanes-Oxley Act proposed by the Securities and Exchange Commission and by the New York Stock Exchange relating to the Audit Committee and its duties and responsibilities. The Audit Committee is monitoring all such rules, however, and intends to promptly respond to them once they are finalized. The Compensation Committee, which currently consists of Messrs. Conard, Miller, and Salice, approves the compensation of executives of the Company, makes recommendations to the Board of Directors with respect to standards for setting compensation levels and administers the Company's incentive plans.

     During fiscal year 2002, each of the Company's directors participated in excess of 75% of the aggregate of the meetings of the Board of Directors and the meetings of committees of the Board of Directors of which such director was a member. During fiscal year 2002, the Compensation Committee met three times while the Audit Committee and the Nominating and Corporate Governance Committee met two times.

Compensation of Directors

     Directors who are full-time employees of the Company receive no additional compensation for serving on the Board of Directors or its committees. In 2002, outside Directors each received a retainer of $22,000 for the year, $1,000 for each Board meeting attended, $750 for each committee meeting attended; and, on January 2, 2003, outside directors each received, with respect to services performed in 2002, an annual grant of 4,000 stock options under the Company's 1996 Non-Employee Director Stock Option Plan. For services performed in the year 2003, outside Directors each will receive a retainer of $22,000 for the year (other than the Chairman who, if an outside Director, will receive an annual fee of $30,000), $1,000 for each Board meeting attended, $750 for each committee meeting attended and an annual grant of stock options. All directors are reimbursed for expenses incurred in connection with their attendance at meetings

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Company has a qualified Audit Committee of the Board of Directors. The Audit Committee, in conjunction with management and the independent accountants, focuses on the following items:

     1.   The adequacy of Company internal controls,

     2. The appropriateness of Company financial reporting and accounting processes,

     3. The independence and performance of the Company's independent auditors and

     4.   Company compliance with laws and regulations.

     The Board of Directors has adopted a written charter setting out more specifically the functions that the Committee is to perform. A copy of the charter is attached to this Proxy as Exhibit A. The Committee held two meetings during the fiscal year ended December 31, 2002. The Chairman of the Committee reviewed on a quarterly basis, with members of the management team, the Company's quarterly financial results prior to the release of earnings and the filing of the Company's quarterly financial statements. The Directors who serve on the Committee are all "independent" as defined under the listing standards of the New York Stock Exchange. Company management has primary responsibility for the financial statements and reporting processes. The Company's independent auditors, PricewaterhouseCoopers LLP (PricewaterhouseCoopers), audit the annual financial statements and are responsible for expressing an opinion on their conformity with generally accepted accounting principles. The Committee hereby reports for the period ended December 31, 2002 that:

     1. It has reviewed and discussed the Company's audited financial statements for the period ended December 31, 2002 with management,

     2. It has discussed with PricewaterhouseCoopers those matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statement on Auditing Standards, AU [sec]380,

     3. It has received from PricewaterhouseCoopers their written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committee, and has discussed with PricewaterhouseCoopers its independence and

     4. It has considered whether and determined that the provision of non-audit services to the Company by PricewaterhouseCoopers as set forth below, was compatible with maintaining auditor independence.

     Based on the items reported above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Mr. Joshua Bekenstein  Mr. Philip Caldwell  Mr. Thomas P. Salice

Audit Fees

     The aggregate fees for the fiscal year ended December 31, 2002 by the Company's principal accounting firm, PricewaterhouseCoopers LLP, were as follows:

Audit Fees ..........................                  $1,031,000

Audit Related Fees ..................                  $   49,000

Tax Related Services
  Tax Compliance ....................   $153,000
  Tax Financing .....................   $599,000
  Total Tax Related Sevices .........                  $  752,000

All Other Fees ......................                  $   12,000
                                                       ----------
Total ...............................                  $1,844,000
                                                       ==========

                             MANAGEMENT COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table discloses, for the fiscal years indicated, individual compensation information on Mr. Berthiaume and the four other most highly compensated executive officers (collectively, the "named executives") who were serving as executive officers at the end of fiscal year 2002.

                                                                                  Long Term
                                                                                Compensation
                                             Annual Compensation               --------------
                                  ------------------------------------------     Securities        All Other
                                   Fiscal                                        Underlying       Compensation
Name and Principal Position         Year      Salary ($)        Bonus ($)        Options (#)          ($)
---------------------------       --------   ------------   ----------------   --------------   ---------------
Douglas A. Berthiaume .........     2002        610,000               --(1)            --            22,302(2)
 Chairman, and Chief                2001        560,000          295,551(3)       150,000            15,515(2)
 Executive Officer(9)               2000        530,000          927,500(4)       100,000            21,188(2)

Arthur G. Caputo ..............     2002        305,000           91,500(1)        60,000             7,159(2)
 President,                         2001        280,000          108,889(3)        75,000             6,938(2)
 Waters Division(9)                 2000        265,000          320,650(4)        50,000            12,640(2)

John R. Nelson ................     2002        350,000               --(1)        75,000            12,487(2)
 President and                      2001        290,000          112,778(3)       100,000            13,957(2)
 Chief Operating Officer(9)         2000        275,000          332,750(4)        50,000            19,910(2)

John Ornell ...................     2002        240,000               --(1)        40,000             8,124(2)
 Vice President Finance and         2001        196,154           71,944(3)        60,000             8,384(2)
 Administration and Chief           2000        165,000          163,350(4)        40,000            10,258(2)
 Financial Officer

David Terricciano                   2002        255,937          154,875(1)        25,000             8,806(2)
 Vice President,                    2001         90,390           53,111(6)        70,000(7)         69,232(8)
 Operations(5)

------------

(1) Reflects bonus earned under the Company's Management Incentive Plan in 2002 which was paid in 2003.

(2) Reflects amounts contributed for the benefit of the named executive in 2002, 2001 and 2000, respectively, under the Waters 401(k) Restoration Plan, the Waters Employee Investment Plan and for Group Term Life Insurance coverage in excess of $50,000.

(3) Reflects bonus earned under the Company's Management Incentive Plan in 2001 which was paid in 2002.

(4) Reflects bonus earned under the Company's Management Incentive Plan in 2000 which was paid in 2001.

(5)  Mr. Terricciano joined Waters Corporation in August, 2001.

(6) Mr. Terricciano's 2001 bonus includes $38,111 earned under the Company's Management Incentive Plan and a one-time new hire bonus in the amount of $15,000.

(7) Mr. Terricciano's 2001 option grant reflects a new hire grant and an annual grant.

(8) Mr. Terricciano's 2001 other compensation amount includes amounts contributed under the Waters 401(k) Restoration Plan, the Waters Employee Investment Plan and for Group Term Life Insurance coverage in excess of $50,000, as well as relocation expenses.

(9) As of March 5, 2003, Mr. Berthiaume was appointed Chairman, President and Chief Executive Officer. Mr. Nelson was appointed Executive Vice President and Chief Technology Officer. Mr. Caputo was appointed Executive Vice President and President, Waters Division.

Option Grants In Fiscal Year 2002

     The following table shows information regarding stock option grants to the named executives in fiscal year 2002:

                                                                                                 Potential Realizable Value
                                                                                                            at
                                                                                                  Assumed Annual Rates of
                                                                                                 Stock Price Appreciation
                                                                                                            For
                                                       Individual Grants                            10-year Option Term
                                ---------------------------------------------------------------- -------------------------
                                    Number of       Percent of
                                   Securities      Total Options
                                   Underlying       Granted to
                                     Options         Employees     Exercise Price    Expiration
Name                             Granted (#)(1)   in Fiscal Year       ($/SH)           Date        5% ($)       10% ($)
------------------------------- ---------------- ---------------- ---------------- ------------- ------------ ------------
Douglas A. Berthiaume .........          --              --%         $      --              --    $       --   $       --
Arthur G. Caputo ..............      60,000            3.75%         $ 21.3899      12/30/2012    $  807,129   $2,045,415
John R. Nelson ................      75,000            4.68%         $ 21.3899      12/30/2012    $1,008,912   $2,556,769
John Ornell ...................      40,000            2.50%         $ 21.3899      12/30/2012    $  538,086   $1,363,610
David Terricciano .............      25,000            1.56%         $ 21.3899      12/30/2012    $  336,304   $  852,256

------------

(1) Each option becomes exercisable with respect to 20% of the shares subject to the option on each of December 30, 2003, December 30, 2004, December 30, 2005, December 30, 2006 and December 30, 2007.

Aggregated Option Exercises, Holdings and Year End Values for Fiscal Year 2002

     The following table shows information regarding (i) the number of shares of Common Stock acquired upon exercise by the named executives of stock options in 2002 and the value realized thereby and (ii) the number and value of any unexercised stock options held by such executives as of December 31, 2002:

                                                                      Number of Securities            Value of Unexercised
                                  Shares                             Underlying Unexercised         In-the Money Options at
                                Acquired on     Value Realized         Options at FY-End         FY-End closing price of $21.78
Name                           Exercise (#)           ($)          Exercisable/Unexercisable       Exercisable/Unexercisable
----                          --------------   ----------------   ---------------------------   -------------------------------
Douglas A. Berthiaume .....      100,000          $3,282,950           4,598,960/276,000              $76,348,089/$83,700
Arthur G. Caputo ..........           --          $       --           1,046,824/206,000              $14,460,893/$73,626
John R. Nelson ............           --          $       --           1,026,104/241,000              $14,005,392/$79,478
John Ornell ...............           --                  --             140,800/140,000              $   971,850/$23,974
David Terriciano ..........           --          $       --               14,000/81,000              $          0/$9,752

Waters Corporation Retirement Plans

     Substantially all full-time United States employees of Waters participate in the Waters Corporation Retirement Plan (the "Retirement Plan"), a defined benefit pension plan intended to qualify under Section 401(a) of the Internal Revenue Code (the "Code"). The Retirement Plan is a cash balance plan whereby each participant's benefit is determined based on annual pay credits and interest credits made to each participant's notional account. In general, a participant becomes vested under the Retirement Plan upon completion of five years of service. The normal retirement age under the plan is age 65 if a participant has at least five years of service.

     Pay credits range from 4.0% to 9.5% of compensation, depending on the participant's amount of compensation and length of service with the Company. Compensation refers to pension eligible earnings of the participant (limited to $200,000 for 2002), which includes base pay, overtime, certain incentive bonuses, commissions and pre-tax deferrals, but excludes special items such as stock awards, moving expense reimbursements and employer contributions to retirement plans. Interest credits are based on the one year constant maturity Treasury bill rate on the last business day in November of the preceding plan year plus 0.5%, subject to a 5.0% minimum and a 10.0% maximum rate.

     The Company also maintains a non-qualified, supplemental plan which provides benefits that would be paid by the Retirement Plan except for limitations on pensionable pay and benefit amounts currently imposed by the Code.

     The aggregate estimated annual benefit payable from the Retirement Plan and supplemental plan combined to Messrs. Berthiaume, Caputo, Nelson, Ornell and Terricciano upon normal retirement is $213,000, $123,000, $75,000, $88,000 and $44,000, respectively. As of December 31, 2002, Messrs. Berthiaume, Caputo, Nelson, Ornell and Terricciano had approximately 22, 25, 26, 12 and 1 year of credited service, respectively, under the Retirement Plan.

     The aggregate estimated annual normal retirement benefits are based on actual 2002 eligible compensation, including bonus paid in 2002. Future eligible compensation is assumed to equal January 2003 rate of pay and future interest credits are assumed to be 5.0%.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee currently consists of Mr. Edward Conard, Mr. Thomas Salice and Mr. William Miller. Prior to the Company's initial public offering in 1995, each of Mr. Conard and Mr. Salice also served as an officer of the Company.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is responsible for administering the compensation of senior executives of the Company and is comprised of three independent non-employee directors.

     The Compensation Committee's compensation philosophy is to focus management on achieving financial and operating objectives which provide long-term stockholder value. The Company's executive compensation programs are designed to align the interest of senior management with those of the Company's stockholders. There are three key components of executive compensation: base salary, senior management incentive bonus (annual incentive), and long-term performance incentive. It is the intent of these programs to attract, motivate and retain senior executives. It is the philosophy of the Compensation Committee to allocate a significant portion of cash compensation to variable performance--based compensation in order to reward executives for high achievement.

Base Salary

     The base salaries for senior executives are reviewed annually by the Compensation Committee. Salaries are based upon a combination of factors including past individual performance, competitive salary levels and an individual's potential for making significant contributions to future Company performance. Increases to senior executives' base salaries in fiscal year 2002 were determined by the Compensation Committee after subjective consideration of the Company's financial performance in fiscal year 2001, individual position and responsibilities, and general and industry market surveys for comparable positions.

Annual Incentive

     The Management Incentive Plan is the variable pay program for officers and other senior executives of the Company. The purpose of the Management Incentive Plan is to provide added motivation and incentive to senior executives to achieve operating results based on operating budgets established at the beginning of the fiscal year. The Compensation Committee evaluates the audited results of the Company's performance against previously established performance targets in order to determine the individual bonuses under the Management Incentive Plan. The Company did not achieve a level of performance required to pay bonuses for fiscal year 2002 based upon overall Company performance. Bonuses were paid to certain individuals based on achievement of predetermined divisional objectives in 2002.

1996 Long-Term Performance Incentive Plan

     Stock options are an important component of senior executive compensation and the 1996 Long-Term Performance Incentive Plan has been designed to motivate senior executives and other key employees to contribute to the long-term growth of stockholder value. Under the 1996 Long-Term Performance Incentive Plan and the 1994 Amended and Restated Stock Option Plan, stock options were granted to the Company's senior executives and other key individuals. The Compensation Committee authorizes awards under the plan based upon recommendations from the Company's Chief Executive Officer.

Other Compensation

     The Company's senior executives are also eligible to participate in other compensation plans that are generally offered to other employees, such as the Company's investment and savings plan, retirement plan, the employee stock purchase plan and the supplemental employee retirement plan. Senior executives received a $4,500 financial planning benefit in 2002. The financial planning benefit was eliminated in 2003 and a one-time adjustment of $4,500 was made to base salaries in 2003.

Chief Executive Compensation

     Mr. Berthiaume's 2002 annual base salary was based on the Compensation Committee's evaluation of the Company's overall performance in 2001 and the salaries and compensation practices of peer companies of comparable size. After considering these factors, the Compensation Committee elected to increase Mr. Berthiaume's annual base salary for fiscal year 2002 to $610,000. Under the Management Incentive Plan, the Compensation Committee did not award Mr. Berthiaume a bonus for fiscal year 2002 based upon the Company's 2002 performance as compared to pre-established criteria and targets. Mr. Berthiaume did not receive a stock option grant under the 1996 Long Term Performance Incentive Plan. In 2002, Mr. Berthiaume received a $7,500 financial planning benefit. This benefit was eliminated for 2003 and a one-time adjustment of $7,500 was made to Mr. Berthiaume's base salary in 2003.

Limit on Deductible Compensation

     The Compensation Committee has considered the application of Section 162(m) of the Internal Revenue Code to the Company's compensation practices. Section 162(m) generally limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as performance--based compensation. The annual cash compensation paid to individual executives during fiscal year 2002 (excluding exempt performance--based compensation) did not reach the $1 million threshold. It is believed that payments under the Management Incentive Plan and the stock incentive plans of the Company qualify as performance--based compensation. The Compensation Committee does not believe any further action is necessary in order to comply with Section 162(m). From time to time, the Compensation Committee will reexamine the Company's compensation practices and the effect of Section 162(m).

        Mr. Edward Conard       Mr. William Miller      Mr. Thomas Salice

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total return on $100 invested as of December 31, 1997 (the last day of public trading of the Common Stock in fiscal year 1997) through December 31, 2002 (the last day of public trading of the Common Stock in fiscal year 2002) in the Common Stock of the Company, the NYSE Market Index and the SIC Code 3826 Index. The return of the indices is calculated assuming reinvestment of dividends during the period presented. The Company has not paid any dividends since its initial public offering. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                   COMPARISON OF CUMULATIVE TOTAL RETURN SINCE
                   DECEMBER 31, 1997 AMONG WATERS CORPORATION,
     NYSE MARKET INDEX AND SIC CODE 3826--LABORATORY ANALYTICAL INSTRUMENTS

[THE FOLLOWING DATA WAS RESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                           SIC            NYSE
    Date        Waters Corporation     Code Index     Market Index
  12/31/97             100.00             100.00          100.00
  12/31/98             228.85             125.58          118.99
  12/31/99             278.03             203.17          130.30
  12/31/00             876.06             319.28          133.40
  12/31/01             406.56             187.77          121.52
  12/31/02             228.51              86.01           99.27

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth certain information regarding beneficial ownership of Common Stock as of March 18, 2003 by each person or entity known to the Company who owns of record or beneficially five percent or more of the Common Stock, by each named executive officer and director nominee and all executive officers and director nominees as a group.

                                                                                                   Percentage of
                                                                            Number of Shares        Outstanding
Name                                                                       of Common Stock(1)     Common Stock(1)
----                                                                      --------------------   ----------------
5% Stockholders
 Fidelity Investments -- Boston, Massachusetts ........................        16,133,973              13.01%
 AIM Advisors -- Houston, Texas .......................................         7,979,219               6.43%
Directors and Executive Officers
 Douglas A. Berthiaume(2)(3) ..........................................         7,083,230               5.51%
 Arthur G. Caputo(2)(9) ...............................................         1,479,886               1.18%
 John R. Nelson(2) ....................................................         1,101,404                  *
 John Ornell(2)(4) ....................................................           152,614                  *
 David Terricciano(2) .................................................            14,250                  *
 Joshua Bekenstein(2)(5)(6) ...........................................            26,279                  *
 Michael J. Berendt, Ph.D.(2)(10) .....................................             8,000                  *
 Philip Caldwell(2)(5)(6)(7)(10) ......................................           132,146                  *
 Edward Conard(2)(5)(8) ...............................................            24,237                  *
 Dr. Laurie H. Glimcher(2)(10) ........................................            11,700                  *
 William J. Miller(2)(5)(8) ...........................................            16,640                  *
 Thomas P. Salice(2)(5)(6)(8)(10) .....................................            49,283                  *
 All Directors and Executive Officers as a group (14 persons) .........        12,484,709               9.23%

------------

*    represents less than 1% of the total.

(1) Figures are based upon 124,032,979 shares of Common Stock outstanding as of March 18, 2003. The figures assume exercise by only the stockholder or group named in each row of all options for the purchase of Common Stock held by such stockholder or group which are exercisable within 60 days of March 18, 2003.

(2) Includes share amounts which the named individuals have the right to acquire through the exercise of options which are exercisable within 60 days of March 18, 2003 as follows: Mr. Berthiaume 4,598,960, Mr. Caputo 896,824, Mr. Nelson 1,026,104, Mr. Ornell 140,800, Mr. Terricciano 14,000,
     Mr. Bekenstein 16,000, Mr. Berendt 8,000, Mr. Caldwell 16,000, Mr. Conard 16,000, Dr. Glimcher 11,700, Mr. Miller 12,000 and Mr. Salice 9,600.

(3) Includes 69,000 shares held by Mr. Berthiaume's wife, 876,314 shares held in a family trust, 35,405 shares held in Mr. Berthiaume's 401K Plan and 5,524 shares held in the GST Trust account. Mr. Berthiaume disclaims beneficial ownership for the shares held by his wife and the shares held in the GST Trust account.

(4)  Includes 9,619 shares held in Mr. Ornell's 401K and ESPP plans

(5) Reporting person elected to receive deferred compensation in the form of phantom stock: Mr. Bekenstein 6,279 shares, Mr. Caldwell 9,018 shares, Mr. Conard 8,237 shares, Mr. Miller 4,640 shares and Mr. Salice 6,183 shares.

(6)  Member of the Audit Committee.

(7) Includes 107,128 shares held in trust for Mr. Caldwell's wife, for which shares he disclaims beneficial ownership.

(8)  Member of the Compensation Committee.

(9) Includes 101,524 shares held in Mr. Caputo's 401K Plan account and 1,840 shares held by his daughters, for which shares he disclaims beneficial ownership.

(10) Member of the Nominating & Corporate Governance Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

     None of the executive officers have employment agreements with the Company or any of its affiliates. None of them have any agreements entitling them to termination or severance payments upon a change in control of the Company, nor a change in the named executive's responsibilities following a change of control. However, each of the named executive officers is party to a Management Subscription Agreement with the Company, pursuant to which each named executive officer has purchased shares of Common Stock. Each executive officer is also the grantee of certain stock options from the Company under one or more Stock Option Agreements. Pursuant to the terms of such agreements, the stock purchased under such agreements or available upon exercise of the options may be subject to repurchase by the Company at the end of such executive's employment with the Company. The Management Subscription Agreements and the Stock Option Agreements also impose certain additional restrictions upon the executive, including confidentiality obligations, assignment of the benefit of inventions and patents to the Company, a requirement that the executive devote his or her exclusive business time to the Company, and noncompete restrictions which extend in certain cases, depending on the basis on which his or her employment is terminated, for a period of up to 24 months following his or her termination date.

Loans to Executive Officers

     The Company has made loans, in an aggregate principal amount of $803,866 to certain executive officers of the Company. These loans were full recourse loans and were secured by a pledge of certain of the shares of Common Stock owned by such executive officers. In 2000, Brian K. Mazar, Senior Vice President, Human Resources and Investor Relations repaid loans amounting to $282,472 and Devette Russo, Senior Vice President, Chromatography Consumables Division, repaid loans amounting to $240,940. In 2001, Philip S. Taymor, Senior Vice President and Arthur Caputo, Senior Vice President, Worldwide Sales and Marketing, each repaid loans amounting to $280,454. The payments by these executive officers repaid in full the outstanding principal amounts and accrued interest. At December 31, 2002 there were no loans outstanding due from executive officers.

Indemnification of Directors and Officers

     The Company has entered into agreements to provide indemnification for its directors and executive officers in addition to the indemnification provided for in the Company's Certificate of Incorporation and Amended and Restated Bylaws.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     The Federal securities laws require the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission, the New York Stock Exchange and the Secretary of the Company initial reports of ownership and reports of changes in ownership of the Common Stock. Douglas Berthiaume filed one report in March 2002, four days late. Thomas Salice filed one report, with respect to a transaction in September, 2002, late due to an electronic transmission error.

     Except for the foregoing, to the Company's knowledge, based solely on review of the copies of such reports and written representations furnished to the Company that no other reports were required, all of the Company's officers, directors and greater-than-ten-percent beneficial owners made all required filings during the fiscal year ended December 31, 2002.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders to be presented at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 2, 2003 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. It is anticipated that the 2004 Annual Meeting will be scheduled on or about May 6, 2004.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                             OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

Purpose

     The purpose of the Audit Committee is to assist the Board of Directors in ensuring that management is maintaining internal controls adequate to provide reasonable assurance that assets are safe-guarded, transactions are properly executed and recorded, generally accepted accounting principles are consistently applied, and that there is compliance with corporate policies for conducting business. The Committee shall perform such functions, exercise such powers, and consult with such persons as may be required to fulfill the responsibilities of the Committee or additional responsibilities, which may be delegated to it from time to time by the Board of Directors.

Composition

     The Committee shall consist of no fewer than three members of the Board of Directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the members' exercise of independent judgment, as prescribed by the applicable laws, regulations and rules of the Securities and Exchange Commission (SEC) and New York Stock Exchange (NYSE). All members of the Committee shall have a working familiarity with basic finance and accounting practices and a least one member of the Audit Committee shall have accounting or related financial management expertise, as in conformity with the applicable SEC and NYSE laws, regulations and rules. The chairperson and members shall be appointed by the Board of Directors and shall serve an annual term.

Audit Committee Authority and Specific Duties

     The Audit Committee will meet periodically (normally two times annually) with representatives of management and the external auditors to review, oversee, approve, or take other action, as appropriate, with respect to various items detailed below. The external auditors for the Corporation are ultimately accountable to the Board of Directors of the Corporation and the Committee.

     A.   External Audit

     1. Consider corporate management's recommendations regarding the appointment of external auditors (or independent accountants or independent auditors). The Committee shall select and recommend to the Board of Directors for approval of the engagement, on behalf of the Corporation, the independent accountants to audit the books of account and other records of the Corporation.

     2. Review the proposed scope of the annual audit and significant variations that arise in the course of the examination.

     3. Review the external auditors' internal control observations and responses by corporate management.

     4. Approve fees related to the annual external audit and subsequent variations thereof, as well as all permissible non-audit engagements of the independent auditors. The Committee shall pre-approve all audit and permissible non-audit services to be performed for the Company by the independent auditor, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of Exchange Act. On an annual basis, the Committee shall consider whether the provision of non-audit services by the independent auditor, on an overall basis, is compatible with maintaining the independent auditor's independence from management.

     5. Review the independence of the external auditors and ensure that the auditors submit on a periodic basis to the Committee a formal statement delineating all relationships between the auditors and the Corporation. The Committee shall actively engage in discussion with the auditors with respect to any relationships or services that may impact their objectivity and independence.

     6.   Review the performance of the external auditors.

     B.   Financial Reporting

     1. Review the accounting policies and practices and significant judgments that may affect the financial statements of the Corporation, and the selection made from among alternative accounting treatments.

     2. Consider changes in accounting standards that may significantly affect financial reporting practices.

     3. Review, with financial management and the independent auditors, the Corporation's quarterly financial results prior to the release of earnings and/or the filing or distribution of the Corporation's quarterly financial statements. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors. The Chairman of the Committee (or an alternate if necessary) may represent the entire Audit Committee for purposes of this review.

     4. Transmit to the Board of Directors, after the close of each fiscal year, financial statements with the opinion of such independent accountants.

     C.   Controls

     1. Assess the effectiveness of the system of internal controls, including the security of tangible and intangible corporate assets and the security of computer systems and facilities.

     2. Review any significant instances of employee defalcation and violations of corporate policies and procedures, including compliance with environmental requirements.

     At regularly scheduled meetings, and at any other times when they believe it necessary, the external auditors, and senior financial management, will meet with the Committee privately and confidentially to notify or advise it concerning any circumstances which they believe require the special attention of the Committee.

Other Committee Activities

     1. The Committee may, at its discretion, request management, the external auditors, or other persons with specific competence, including outside counsel, to undertake special projects or investigations which it deems necessary to fulfill its responsibilities.

     2. The Committee will be informed by senior financial management of the rationale for securing audits or second opinions from accounting firms other than the Corporation's independent public accountants.

     3. The Committee will assess and review annually the adequacy of the charter.

     4. The Committee will provide its report required to be included in the Corporation's annual Proxy Statement.

     5. The Committee shall establish, or determine that there have been established, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and shall monitor ongoing compliance with these procedures.

WATCH-PS-03

                               WATERS CORPORATION

                           2003 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

1.   Purpose..................................................................1

2.   Definitions..............................................................1

3.   Term of the Plan.........................................................3

4.   Stock Subject to the Plan................................................4

5.   Administration...........................................................4

6.   Authorization and Eligibility............................................5

7.   Specific Terms of Awards.................................................5

8.   Adjustment Provisions....................................................11

9.   Settlement of Awards.....................................................12

10.  Reservation of Stock.....................................................13

11.  No Special Employment or Other Rights....................................14

12.  Nonexclusivity of the Plan...............................................14

13.  Termination and Amendment of the Plan....................................14

14.  Notices and Other Communications.........................................14

15.  Governing Law............................................................15

                               WATERS CORPORATION

                           2003 EQUITY INCENTIVE PLAN

1.   Purpose

     This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Code, but not all Awards are required to be Incentive
Options.

2.   Definitions

     As used in this Plan, the following terms shall have the following meanings:

     2.1. Accelerate, Accelerated, and Acceleration, when used with respect to an Option or Stock Appreciation Right, means that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to the Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

     2.2. Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to that transaction.

     2.3. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

     2.4. Award means any grant or sale pursuant to the Plan of Options, Restricted Stock, Stock Appreciation Rights or Stock Grants.

     2.5. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     2.6. Board means the Company's Board of Directors.

     2.7. Change of Control means any of the following transactions:

          (a) any Acquisition, or

          (b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time), other than the Company or an Affiliate, directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

          (c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time that election or nomination was approved by the Board.

     2.8. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

     2.9. Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

     2.10. Common Stock or Stock means common stock, par value $.01 per share, of the Company.

     2.11. Company means Waters Corporation, a corporation organized under the laws of the State of Delaware.

     2.12. Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

     2.13. Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.14. Market Value means the value of a share of Common Stock on any date as determined by the Committee.

     2.15. Nonstatutory Option means any Option that is not an Incentive Option.

     2.16. Option means an option to purchase shares of Common Stock.

     2.17. Optionee means a Participant to whom an Option shall have been granted under the Plan.

     2.18. Participant means any holder of an outstanding Award under the Plan.

     2.19. Plan means this 2003 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

     2.20. Restricted Stock means a grant or sale of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

     2.21. Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

     2.22. Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

     2.23. Stock Appreciation Right means the right described in Section 7.3 hereof.

     2.24. Stock Grant means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

     2.25. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

     2.26. Termination means the last day of an employee's active employment or a non-employee's other association, except as otherwise required by applicable local law.

3.   Term of the Plan

     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.   Stock Subject to the Plan

     At no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 5,697,290 plus the number of any shares subject to awards granted under the Waters Corporation 1996 Long-Term Performance Incentive Plan, the Waters Corporation 1996 Non-Employee Director Stock Option Plan and the Waters Corporation 1994 Stock Option Plan which would have become available for additional awards thereunder by reason of the expiration or termination of those awards, subject, however, to the provisions of Section 8 of the Plan. Notwithstanding the foregoing limitation, Awards for Incentive Stock Options shall not exceed 5,697,290 shares. For purposes of applying the foregoing limitation, if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the shares not purchased or received by the Participant or forfeited by the recipient shall again be available for Awards to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.   Administration

     The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award, the form of Award and any acceleration or extension of an Award (without regard to whether such acceleration or extension is embodied in the applicable Award Agreement). In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant to hereto.

6.   Authorization and Eligibility

     The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year exceed One Million (1,000,000) shares of Common Stock.

     Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.   Specific Terms of Awards

     7.1. Options.

          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b) Exercise Price. The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Common Stock may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date.

          (c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

          (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to cease to be an Incentive Option in accordance with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e) Termination from the Company. If the Optionee has a Termination from the Company and its Affiliates for any reason, including the Optionee's employer ceasing to be an Affiliate, the Optionee may exercise the Option only for the number of shares and only during the period specified, whether originally or by amendment, in the Award Agreement governing the Option. Military or sick leave or other bona fide leave shall not be deemed a Termination, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

          (f) Transferability. Except as otherwise provided in this subsection
(f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty
(50) percent of the voting interests.

          (g) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, to the extent not prohibited by applicable law and if the Committee had so authorized on the grant of an Incentive Option or on or after grant of an Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of

                    (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or

                    (ii) the Optionee's executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

To the extent permitted by applicable law, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

          (h) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (i) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

          (j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

     7.2. Restricted Stock.

          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

     The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Waters Corporation 2003 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Waters Corporation. Copies of such Plan and Agreement are on file in the offices of Waters Corporation.

          (c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. No Award of Restricted Stock shall have a Restriction Period of less than 3 years except: (i) as may be recommended by the Committee and approved by the Board or (ii) with respect to any Award of Restricted Stock which provides solely for a performance-based Risk of Forfeiture. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

          (f) Termination from the Company. Unless the Committee shall provide otherwise for any Award of Restricted Stock, whether originally or by amendment, upon a Participant's Termination from the Company and its Affiliates during the Restriction Period for any reason, including the Participant's employer ceasing to be an Affiliate during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a Termination, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

          (g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

     7.3. Stock Appreciation Rights.

          (a) Grant of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall comply with the terms and conditions set forth herein, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Stock issuable upon exercise thereof, as the Committee, in its discretion, shall establish. An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of paragraph (d) below) to exercise such Award and surrender unexercised the Option, if any, to which the Stock Appreciation Right is attached (or any portion of such Option) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of shares of Common Stock having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option, or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Stock it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

          (b) Price. The Stock Appreciation Right shall be granted with a hurdle price in an amount determined by the Committee, but not less than 100% of the Market Value of Common Stock on the Grant Date.

          (c) Number of Shares. The Committee shall determine the number of shares of Common Stock to be subject to each Award of Stock Appreciation Rights. The number of shares of Common Stock subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Stock under such Award of Stock Appreciation Rights are used to calculate the cash, Common Stock, or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

          (d) Transferability. Except as otherwise provided in this subsection
(d), Stock Appreciation Rights shall not be transferable, and no Stock Appreciation Right or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Stock Appreciation Right may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of a Stock Appreciation Right, provide that such Stock Appreciation Right may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Stock Appreciation Right shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

          (e) Exercisability. No Award of Stock Appreciation Rights may be exercised on or after the tenth anniversary of the Grant Date. Any Award of Stock Appreciation Rights may be exercised only as set forth herein or at such time or times and in such installments as the Committee may establish.

          (f) Termination from the Company. If the Participant has a Termination from the Company and its Affiliates for any reason, including the Participant's employer ceasing to be an Affiliate, the Participant may exercise the Stock Appreciation Right only for the number of shares and only during the period specified, whether originally or by amendment, in the Award Agreement governing the Stock Appreciation Right. Military or sick leave or other bona fide leave shall not be deemed a Termination, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

          (g) Deemed Exercise. A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof.

     7.4. Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

     7.5. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.5 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

8.   Adjustment Provisions

     8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of December 31, 2002. Subject to Section 8.2, if subsequent to that date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in
(i) the maximum numbers and kinds of shares provided in Sections 4 and 6, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Options or Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

     8.2. Change in Control. In the event of a Change in Control (including a Change of Control which is an Acquisition), any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Option or Stock Appreciation Right not then exercisable in full shall fully vest whether or not the repurchase rights for Restricted Stock are acquired by an acquiring entity and whether or not outstanding Options or Stock Appreciation Rights are assumed by an acquiring entity or replaced by comparable options to purchase shares of the capital stock of a successor or acquiring entity or parent thereof or stock appreciation rights.

     8.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option or Stock Appreciation Right shall terminate, but the Participant (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.

     8.4. Related Matters. Any adjustment in Awards made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option or Stock Appreciation Right, exercise or hurdle prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price or Stock Appreciation Right hurdle price per share pursuant to this Section 8 shall result in an exercise price or hurdle price which is less than the par value of the Stock.

9.   Settlement of Awards

     9.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and
(ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

                  (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

     9.2. Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

     9.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended.

     9.4. Placement of Legends; Stop Orders; etc. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to any applicable restriction under the Plan and the terms of the Award. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.5. Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

10.  Reservation of Stock

     The Company shall at all times during the term of the Plan and any outstanding Options or Stock Appreciation Rights granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.  No Special Employment or Other Rights

     Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.  Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  Termination and Amendment of the Plan

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable provided, however, that (i) no material amendment which is to the benefit of management or the Board shall be effective unless and until the same is approved by stockholders of the Company or (ii) no amendment shall be effective unless and until the same is approved by the stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with applicable law, and provided further, that no Award of Options may be amended to effect the exchange or repricing of such Options without the approval of the stockholders of the Company. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

14.  Notices and Other Communications

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

15.  Governing Law

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

                                 ATTACHMENT A(1)

                    Provisions Applicable to Award Recipients
                             Resident in California

     Until such time as the Company's Common Stock has been effectively registered under the Securities Act and if required by any applicable law, the following additional terms shall apply to Awards, and Common Stock issued pursuant to such Awards, granted under the Plan to persons resident in California as of the date of grant of the Award (each such person, a "California Recipient"). Capitalized terms not defined in this Attachment shall have the respective meanings set forth in the Plan.

     1. In the event of an Option that is:

          (a) granted to a California Recipient who, as of the Grant Date, is a Ten Percent Owner, the price at which shares of Common Stock may be acquired under such Option shall not be less than 110% of the Market Value of the Common Stock on the Grant Date; and

          b) granted to any other California Recipient, the price at which shares of Common Stock may be acquired under such Option shall not be less than 85% of the Market Value of the Common Stock on the Grant Date.

     2. In the event that an Award of Restricted Stock is granted to a California Recipient, the price at which shares of Common Stock may be acquired under such Award shall not be less than 85% of the Market Value of the Common Stock on the date such award is granted, or, in the case of a Ten Percent Owner, the price shall not be less than 100% of the Market Value of the Common Stock on the date such Award is granted. Stock Grants shall not be available to California Recipients.

     3. If an Option is issued to any California Recipient who is not an officer, director or consultant of the Company, such Option shall become exercisable at the rate of at least 20% per year over five years from the Option's Grant Date. If an Award of Restricted Stock is issued to any California Recipient who is not an officer, director or consultant of the Company, any repurchase option in favor of the Company shall lapse at the rate of at least 20% per year over five years from the date of the Award, shall be exercisable for at most 90 days following Termination and shall be exercisable (at at least the original purchase price) solely for cash or cancellation of purchase money indebtedness.

     4. No Option issued to any California Recipient shall be transferable other than by gift to an immediate family member as that term is defined under applicable


--------

     (1) Include for qualifying grants made by private companies under California's version of SEC Rule 701. In such cases, also ensure that the authorized number of shares represent less than 30% of the fully diluted outstanding shares. Note further that there is a California filing required within 30 days of the first grant to a California resident.

California securities law (or by will or the laws of descent and distribution). No other right to acquire Stock pursuant to an Award granted a California Recipient shall be transferable other than by will or the laws of descent and distribution.

     5. The following limitations shall apply to the early expiration of Options granted California Recipients on account of Termination:

          (a) Subject to Section 5(b) below, in the event an Optionee who is a California Resident has a Termination, whether voluntary or otherwise and including on account of an entity ceasing to be an Affiliate of the Company, such California Recipient shall have at least 30 days after the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to exercise such Option to the extent exercisable as of the date of such termination.

          (b) In the event that an Optionee who is a California Resident has a Termination from the Company and its Affiliates as a result of death or disability, such California Recipient shall have at least 6 months after the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to exercise such Option to the extent exercisable as of the date of such termination.

     6. The Company shall provide financial statements at least annually to each California Recipient during the period he or she holds any Award under the Plan, or any Common Stock acquired pursuant to an Award granted under the Plan. The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

[LETTER HEAD]


Waters
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398

------------------                                  -----------------
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------------------                                  -----------------

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Call Toll-Free on a Touch-Tone Phone                confirmed and posted.
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Follow these four easy steps:                       Follow these four easy steps:

 1. Read the accompanying Proxy                      1. Read the accompanying Proxy
    Statement and Proxy Card.                           Statement and Proxy Card.

 2. Call the toll-free number                        2. Go to the Website
    1-877 PRX-VOTE (1-877-779-8683) For                 http://www.eproxyvote.com/wat
    shareholders residing outside the United
    States call collect on a touch-tone phone
    1-201-536-8073.

 3. Enter your 14-digit Voter Control Number         3. Enter your 14-digit Voter Control Number
    located on your Proxy Card above your name.         located on your Proxy Card above your name.

 4. Follow the recorded instructions.                4. Follow the instructions provided.

 Your vote is important!                             Your vote is important!
 call 1-877-PRX-VOTE anytime!                        Go to http://www.eproxyvote.com/wat anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet


                                   DETACH HERE


[X]Please mark
   votes as in
   this example.

Please sign, date and return your proxy in the envelope provided even if you plan to attend the meeting.

1. To elect a Board of Directors for the ensuing year and until their successors are elected.

Nominees: (01) Joshua Bekenstein, (02) Michael J. Berendt, Ph.D., (03) Douglas
A. Berthiaume, (04) Philip Caldwell, (05) Edward Conard, (06) Laurie H. Glimcher, M.D., (07) William J. Miller and (08) Thomas P. Sallce

[ ] FOR ALL NOMINEES                [ ] WITHELD FROM ALL NOMINEES
[_]____________________________________________
Note: If you do not wish your shares voted "for" a particular nominee, write such nominee's name on the line above.


2. To approve the 2003 Equity Incentive Plan.

FOR    AGAINST   ABSTAIN

[_]      [_]       [_]


3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

FOR    AGAINST   ABSTAIN

[_]      [_]       [_]


MARK HERE FOR ADDRESS CHANGE AND
NOTE AT LEFT       [_]


MARK HERE IF YOU PLAN TO ATTEND
THE MEETING         [_]


(If signing as attorney, executor, trustee or guardian, please give your full title as such. If shares are held jointly, each holder should sign.)



Signature:___________________________________  Date:______________
Signature:___________________________________  Date:______________

                                     Waters

                The Officers and Directors of Waters Corporation
                         cordially invite you to attend
                       the Annual meeting of Stockholders
               to be held at Waters Corporation, 34 Maple Street,
                 Milford, Massachusetts on Tuesday, May 6, 2003
                                  at 11:00 a.m.

                              Douglas A. Berthiaume

                            /s/ Douglas A. Berthiaume

                      Chairman, and Chief Executive Officer

             (FOR RECORDED DIRECTIONS TO WATERS, CALL 508 482-3314)

                                   DETACH HERE

                                      PROXY

                               WATERS CORPORATION

                FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 6, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Douglas A. Berthiaume and John Ornell, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of the Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified below and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSAL IN ITEM 2, AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE